UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

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CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)
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PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 WINKS LANE, BENSALEM, PA (Address of principal executive offices)	19020 (Zip Code)

Registrant’s telephone number, including area code: (215) 245-9100

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(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2008 Charming Shoppes, Inc. (the “Company”) made annual grants of time-based and performance-based restricted stock units (“RSUs”) and time-based and performance-based stock appreciation rights (“SARs”) with respect to the Company’s common stock to its Chief Executive Officer, Dorrit J. Bern, and time-based RSUs and time-based and performance-based SARs to its executive officers, including its named executive officers.  The base price of the SARs is $5.00 per share, which is equal to the closing price of the Company’s common stock on April 1, 2008.

The time-based awards granted were as follows: Ms. Bern, 240,000 RSUs and 463,320 SARs; Joseph Baron, 32,000 RSUs and 63,040 SARs; James Bloise, 24,400 RSUs and 48,068 SARs; Eric Specter, 32,000 RSUs and 63,040 SARs; and Colin Stern, 19,680 RSUs and 38,770 SARs.  The time-based RSUs and SARs granted will vest in three equal installments beginning on the third, fourth, and fifth anniversaries of the grant date, subject only to the executive’s continued employment with the Company.  Vesting of the time-based awards may be accelerated in full or in part under certain circumstances more fully described in the Form of Time-Based Restricted Stock Units Agreement for Dorrit J. Bern, the Form of Time-Based Stock Appreciation Rights Agreement for Dorrit J. Bern, the Form of Time-Based Restricted Stock Units Agreement for Other Executive Officers, and the Form of Time-Based Stock Appreciation Rights Agreement for Other Executive Officers, which are included as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this current report on Form 8-K and are incorporated herein by reference.

The Company also granted performance-based awards to Ms. Bern and additional time-based RSUs and time-based SARs to its named executive officers other than Ms. Bern.  The awards granted were as follows: Ms. Bern, 120,000 RSUs and 231,660 SARs; Mr. Baron, 8,000 RSUs and 15,760 SARs; Mr. Bloise, 6,100 RSUs and 12,017 SARs; Mr. Specter, 8,000 RSUs and 15,760 SARs; and Mr. Stern, 4,920 RSUs and 9,692 SARs.  The performance-based RSUs and performance-based SARs granted to Ms. Bern and the additional time-based RSUs and time-based SARs granted to the other named executive officers will vest in two equal installments on the first and second anniversaries of the grant date, subject only to the executive’s continued employment with the Company.  Vesting may be accelerated in full or in part under certain circumstances more fully described in the Form of Performance-Based Restricted Stock Units Agreement for Dorrit J. Bern, the Form of Performance-Based Stock Appreciation Rights Agreement for Dorrit J. Bern, the Form of Additional Time-Based Restricted Stock Units Agreement for Other Executive Officers, and the Form of Additional Time-Based Stock Appreciation Rights Agreement for Other Executive Officers, which are included as Exhibits 10.5, 10.6, 10.7, and 10.8, respectively, to this current report on Form 8-K and are incorporated herein by reference.

The performance-based awards granted to Ms. Bern were made in accordance with the terms of her Employment Agreement dated December 31, 2007 and effective February 1, 2008 (the “Employment Agreement”).  The Employment Agreement is described in further detail in the Company’s current report on Form 8-K dated December 31, 2007 and filed with the Securities and Exchange Commission on January 2, 2008.  Under the Employment Agreement, performance-based awards granted to Ms. Bern are based on the achievement of Company performance goals relative to Shareholder Return (as defined in the Employment Agreement) over a specified performance period, provided that performance-based awards granted in fiscal 2009 may not be at less than target level.  Ms. Bern is eligible to receive performance-based awards above target upon achievement of increased performance levels.  Pursuant to her Employment Agreement, her performance-based awards granted on April 1, 2008 were made at target level even though target levels were not achieved.

In addition to the foregoing grants, the Company granted performance-based awards to its named executive officers other than Ms. Bern.  The grants (based on the maximum amounts that may vest) were as follows: Mr. Baron, 197,000 SARs; Mr. Bloise, 177,300 SARs; Mr. Specter, 197,000 SARs; and Mr. Stern, 137,900 SARs.  The maximum amount of the grants will vest if the Company attains performance goals based on EBITDA for the performance period during fiscal 2009 through fiscal 2010.  If EBITDA goals are achieved, the SARs will vest in two equal installments on April 1, 2010 and April 1, 2011, respectively.  If EBITDA goals are not achieved, the grants will be forfeited.  Vesting may be accelerated in full or in part under certain circumstances more fully described in the Form of Performance-Based EBITDA Stock Appreciation Rights Agreement, which is included as Exhibit 10.9 to this current report on Form 8-K and is incorporated herein by reference.

The Company intends to make future grants to Ms. Bern in accordance with her Employment Agreement, and to make future grants to other executives in accordance with performance goals relative to Shareholder Return. During fiscal 2009 the Company expects to use a variety of metrics, including Shareholder Return and EBITDA, in granting awards to its executives other than the Chief Executive Officer to provide a smooth transition to the use of Shareholder Return as the primary metric.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Time-Based Restricted Stock Units Agreement for Dorrit J. Bern.

10.2	Form of Time-Based Stock Appreciation Rights Agreement for Dorrit J. Bern.

10.3	Form of Time-Based Restricted Stock Units Agreement for Other Executive Officers.

10.4	Form of Time-Based Stock Appreciation Rights Agreement for Other Executive Officers.

10.5	Form of Performance-Based Restricted Stock Units Agreement for Dorrit J. Bern.

10.6	Form of Performance-Based Stock Appreciation Rights Agreement for Dorrit J. Bern.

10.7	Form of Additional Time-Based Restricted Stock Units Agreement for Other Executive Officers.

10.8	Form of Additional Time-Based Stock Appreciation Rights Agreement for Other Executive Officers.

10.9	Form of Performance-Based EBITDA Stock Appreciation Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.

Date: April 7, 2008	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Time-Based Restricted Stock Units Agreement for Dorrit J. Bern.

10.2	Form of Time-Based Stock Appreciation Rights Agreement for Dorrit J. Bern.

10.3	Form of Time-Based Restricted Stock Units Agreement for Other Executive Officers.

10.4	Form of Time-Based Stock Appreciation Rights Agreement for Other Executive Officers.

10.5	Form of Performance-Based Restricted Stock Units Agreement for Dorrit J. Bern.

10.6	Form of Performance-Based Stock Appreciation Rights Agreement for Dorrit J. Bern.

10.7	Form of Additional Time-Based Restricted Stock Units Agreement for Other Executive Officers.

10.8	Form of Additional Time-Based Stock Appreciation Rights Agreement for Other Executive Officers.

10.9	Form of Performance-Based EBITDA Stock Appreciation Rights Agreement.